UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  April 30, 2009

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Europe 2001 HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-16261 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective April 24, 2009 (the “Delisting Date”), Infineon Technologies AG, an underlying constituent of the Europe 2001+ HOLDRS (SM) Trust, was delisted from trading on the New York Stock Exchange.  Pursuant to the prospectus for the Europe 2001+ HOLDRS Trust, if Infineon Technologies AG is not listed for trading on another national securities exchange, or through NASDAQ, within five business days from the Delisting Date, it will be distributed by The Bank of New York Mellon.  The rate of distribution is 0.05 Infineon Technologies AG shares per Europe 2001+ HOLDRS.  The record date and payable date for the distribution will be May 5, 2009 and May 7, 2009, respectively.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Europe 2001 HOLDRS Trust Prospectus Supplement dated April 29, 2009 to Prospectus dated March 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: April 30, 2009	By:	/s/ Thomas W. Lee
		Name:	Thomas W. Lee
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Europe 2001 HOLDRS Trust Prospectus Supplement dated April 29, 2009 to Prospectus dated March 11, 2009.